© 2017 Knoll Inc. Knoll, Inc. First Quarter 2017 Investor Presentation Andrew Cogan, President & CEO Craig Spray, SVP & CFO February 24, 2017

2© 2017 Knoll Inc. Forward-Looking Statements/Non-GAAP Measures This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Knoll, Inc.’s expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "goals," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. This includes, without limitation, our statements and expectations regarding any current or future recovery in our industry, our publicly announced plans for increased capital and investment spending to achieve our long-term revenue and profitability growth goals, our expectations with respect to our diversification strategy, our future performance in relation to our industry (BIFMA), and our expectations with respect to leverage. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of Knoll management. Knoll does not undertake a duty to update such forward- looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include corporate spending and service-sector employment, price competition, acceptance of Knoll’s new products, the pricing and availability of raw materials and components, foreign exchange rates, transportation costs, demand for high quality, well designed furniture solutions, changes in the competitive marketplace, changes in trends in the market for furniture and coverings, the financial strength and stability of our suppliers, customers and dealers, access to capital, our success in designing and implementing our new enterprise resource planning system, our ability to successfully integrate acquired businesses, and other risks identified in Knoll’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, as well as other cautionary statements that are made from time-to-time in Knoll’s public communications. Many of these factors are outside of Knoll’s control. This presentation also includes certain non-GAAP financial measures. A “non-GAAP financial measure” is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We present Non-GAAP measures because we consider them to be important supplemental measures of our performance and believe them to be useful to display ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure in the presentation below. These non-GAAP measures are not indicators of our financial performance under GAAP and should not be considered as an alternative to the applicable GAAP measure. These non-GAAP measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of these non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items.

3© 2017 Knoll Inc. Knoll is an expanding constellation of design-driven brands and people, working together with our clients to create inspired modern interiors Knoll is: Knoll Office KnollStudio KnollTextiles KnollExtra DatesWeiser Spinneybeck | FilzFelt Edelman Leather HOLLY HUNT Vladimir Kagan

4© 2017 Knoll Inc. For 79 years, Knoll has stood for modern design 60s 60s 90s 90s 60s 00s 00s 10s10s 10s Design, leadership, quality and innovation in both the contract and residential markets

5© 2017 Knoll Inc. Knoll businesses are a continuum of adjacencies, rooted in high design and heavily influenced by “to-the-trade” specifiers Global Luxury Furnishings & Coverings High End $3.7B, Relevant Market $37.6B Knoll Estimate North American Workplace BIFMA Preliminary BIFMA 2016 estimate $10.5B US Production, Most Recent Full Year Source: BIFMA • Changing Work Style • Global Requirements • Competitive Intensity • Favorable Demographics • High Margin Opportunities • Fragmented Competitors Luxury Functional Performance Commercial Residential Knoll Office KnollStudio Spinneybeck KnollTextiles KnollExtra Edelman FilzFelt HOLLY HUNT Vladimir Kagan DatesWeiser

6© 2017 Knoll Inc. Approximately 38% of our sales and 53% of our profits come from outside our Office segment Q4/16 Q4/15 Q4/16Q4/15 53% 31% 16% 65% 26% 9% 62%28% 10% 47% 36% 17% Office Studio Coverings Net Sales Adjusted Operating Profit* * Excluding unallocated corporate expenses of $6.2M in Q4 2015 and $2.5M in Q4 2016 Note: Adjusted Operating Profit is non-GAAP financial measure. For a reconciliation of Adjusted Operating Profit to GAAP Operating Profit, see page 25.

7© 2017 Knoll Inc. › Maximize office segment profitability and growth › Target underpenetrated and emerging ancillary categories and markets for growth › Expand reach into residential and decorator channels around the world › Build a responsive and efficient customer centric service and technology infrastructure across our businesses Four strategic imperatives drive our growth

8© 2017 Knoll Inc. $55 $86 $114 $136 6.4% 8.2% 10.3% 11.7% 2013 2014 2015 2016 $0.68 $1.09 $1.52 $1.68 2013 2014 2015 2016 $862 $1,050 $1,104 $1,164 2013 2014 2015 2016 Our strategy has generated significant growth in sales, margins and profits Adjusted Gross Profit ($ Millions) and % Adjusted Operating Profit ($ Millions) and % Adjusted Earnings Per Share - Diluted Sales Growth YoY – ($ Millions) +35% +59% +146% +147% Note: Adjusted Gross Profit, Adjusted Operating Profit, and Adjusted EPS are non-GAAP financial measures. For a reconciliation of Adjusted Gross Profit, Adjusted Operating Profit, and Adjusted EPS to GAAP Gross Profit, Operating Profit, and EPS, see pages 26 - 27.

9© 2017 Knoll Inc. $80 $114 $143 $169 2013 2014 2015 2016 2.23 2.4 1.67 1.37 2013 2014 2015 2016 We have also achieved strong increases in Adjusted EBITDA and concurrent decreases in leverage Bank Net Leverage Ratio Adjusted EBITDA ($ Millions) +110% +39% Note: Bank Net Leverage Ratio is calculated by dividing (i) outstanding debt plus letters of credit and guarantee obligations, minus excess cash over $15.0 million by (ii) EBITDA (as defined in our revolving credit facility) for the LTM. For details of the adjusted EBITDA and the net leverage ratio calculation, see page 30.

10© 2017 Knoll Inc. +6.5% +29.0% Office and Studio drove full year 2016 improvement while Coverings lagged Net Sales (millions) Adjusted Operating Profit* (millions) + System Product Sales + Complementary Product Sales + Studio North America + Europe + Holly Hunt + Spinneybeck - Edelman - Textiles + Volume + Operating Efficiencies - Net Price + Volume + Net price + Net Price - Volume OP 10.1% OP 16.5% OP 23.7% +180 bps +60 bps (90) bps +6.5% (3.6)% +10.6% (7.1)% * Excluding unallocated corporate expenses of $19.9M in 2015 and $16.9M in 2016 $687 $731 $304 $323 $114 $110 2015 2016 2015 2016 2015 2016 OFFICE STUDIO COVERINGS $57 $74 $48 $53 $28 $26 2015 2016 2015 2016 2015 2016 OFFICE STUDIO COVERINGS Note: Adjusted Operating Profit is non-GAAP financial measure. For a reconciliation of Adjusted Operating Profit to GAAP Operating Profit, see page 25.

11© 2017 Knoll Inc. However, we did see a slowdown in demand in Q4, compared to our full year growth in 2016 Note: Adjusted Gross Profit, Adjusted Operating Expenses, Adjusted Operating Profit, and Adjusted EPS are non-GAAP financial measures. For a reconciliation of Adjusted Gross Profit, Adjusted Operating Expenses, Adjusted Operating Profit, and Adjusted EPS to GAAP Gross Profit, Operating Expenses, Operating Profit, and EPS, see pages 26 - 30. 2016 2015 2016 2015 Net Sales 292.9$ 305.7$ (12.8)$ (4.2)% 1,164.3$ 1,104.4$ 59.9$ 5.4% Adjusted Gross Profit 111.3 115.3 (4.0) (3.5)% 446.0 413.0 33.0 8.0% Gross Margin % 38.0% 37.7% 38.3% 37.4% Adjusted Operating Expenses 75.6 81.5 5.9 7.2% 309.7 299.5 (10.2) (3.4)% Adjusted Operating Profit 35.8 33.9 1.9 5.6% 136.3 113.5 22.8 20.0% Operating Profit % 12.2% 11.1% 11.7% 10.3% Adjusted EBITDA 44.9$ 41.2$ 3.7$ 9.0% 168.6$ 143.4$ 25.2$ 17.6% Adjusted Diluted EPS $0.44 $0.43 0.01$ 2.3% $1.68 $1.52 0.16$ 10.5% 110 bps 140 bps Q4 Full YearB / (W) B / (W) vs. Prior Year vs. Prior Year 30 bps 90 bps

12© 2017 Knoll Inc. $21 $12 $7 $18 $14 $7 Q4 15 Q4 16 Office Q4 15 Q4 16 Studio Q4 15 Q4 16 Coverings Weakness in certain market sectors and geographies impacted our Office segment most acutely in Q4 Net Sales (millions) Adjusted Operating Profit* (millions) - System Product Sales - Complementary Product Sales + Studio North America + DatesWeiser - Europe - Holly Hunt + Spinneybeck - Edelman - Textiles + Operating Efficiencies + OpEx Investments - Volume + Volume + Net price + Net Price - Variable Costs (8.4)% +3.3% +4.1% (16.0)% OP 9.9% OP 16.7% OP 22.7% (80) bps +150 bps (140) bps +13.3% (1.5)% Note: Adjusted Operating Profit is non-GAAP financial measure. For a reconciliation of Adjusted Operating Profit to GAAP Operating Profit, see page 25. * Excluding unallocated corporate expenses of $6.2M in Q4 2015 and $2.5M in Q4 2016 $198 $81 $27 $181 $83 $28 Q4 15 Q4 16 Office Q4 15 Q4 16 Studio Q4 15 Q4 16 Coverings

13© 2017 Knoll Inc. 25 30 35 40 45 50 55 60 2013 2014 2015 2016 M illi on s (30.0)% (25.0)% (20.0)% (15.0)% (10.0)% (5.0)% 0.0% 5.0% 10.0% 2011 2012 013 2014 2015 2016 Industry drivers, while mixed, suggest the seeds of a potential turnaround in demand Source: Chief Executive Magazine Corporate Profits* are growing; CapEx Investment is increasing % Change from Prior Quarter, Seasonally Adjusted CEO Confidence has spiked up CEO Confidence Index Architectural Billings is improving ABI Billing Index Source: American Institute of Architects Leasing Activity has turned down Y/Y Change in Leasing Activity Net Absorption has slowed Annual Net Absorption (sf) Source: JLL ResearchSource: JLL Research 40 45 50 55 60 2013 2014 2015 2016 Source: Bureau of Labor Statistics Jobs growth remains supportive Change in Private Sector Payrolls *SAAR, before tax with inventory valuation and capital consumption adjustments Source: Bureau of Economic Analysis, Newmark Grubb Knight Frank

14© 2017 Knoll Inc. Although BIFMA on a TTM basis continued to decline through 2016 0 1 2 3 4 5 6 7 8 AF M S O N D A S DNO Sales Orders MAF M JJJ ’16 J ’15 DNOSAJJMAMFJ ’14 M J J A BIFMA TTM (Y/Y growth %) As of Jan ‘16, BIFMA results include Canada and Mexico and specialty products P e rc e n tage s US Production, Most Recent Full Year Source: BIFMA

15© 2017 Knoll Inc. As clients rethink their priorities, we see a major inflection point in workplace design that creates new opportunities for Knoll Individual Formal Fixed Dedicated One Size Fits All Group Casual Mobile / Adjustable Shared Competition for Talent Residential aestheticCorporate / commercial aesthetic Small to mid size projects$1M+ projects Client Space AllocationPrimary Activity Primary Activity

16© 2017 Knoll Inc. For Knoll, solving ancillary is critical for maintaining our position as a market leader and fueling growth ±90% ±10% 2015 Knoll Dealers workplace Estimated Share of wallet1 ±13% ±1.5% 2016 Industry ~$10.5B3 Market share2 workplace 2 ±7% combined market share, Knoll Estimate 3 Preliminary BIFMA 2016 estimate Workstations (Primary Spaces) Ancillary (Activity) Workstations (Primary Spaces) Ancillary (Activity) 1 ±50% combined share of wallet based on major project review and reported Dealer value

17© 2017 Knoll Inc. We are investing in people, products and capabilities to take advantage of these opportunities Rockwell Unscripted is one of our most ambitious introductions to date

18© 2017 Knoll Inc. We also have an ambitious series of investments to continue to fuel our Studio and Coverings growth Investments in the Future New Points of Distribution Knoll Los Angeles Retail Shop Expanded Product Range Holly Hunt Outdoor Collection Spinneybeck | FilzFelt Acoustical Products KnollStudio Ancillary Products DatesWeiser Acquisitions Vladimir Kagan

19© 2017 Knoll Inc. Acquisitions like Holly Hunt have accelerated our residential and to-the-trade decorator strategy and have been highly accretive Strategic Alignment + Scale › A major platform for the residential “to-the-trade” market › Significant size › Margin enhancing Culturally Parallel, with Minimal Risk › A close fit with Knoll › Diversified sales base › Knoll specialty expertise Potential for Growth › Scalable distribution model › Potential for industry consolidation › Significant market penetration opportunities HOLLY HUNT, Chicago HOLLY HUNT, Miami

20© 2017 Knoll Inc. DatesWeiser adds another dimension to our Studio segment in a category where we can drive growth Positioning › A leading US designer and manufacturer of highly customized conference furnishings for signature areas of the workplace Company Profile › Historically, focus on sales in the Northeast › Core strength in financial and professional services › A+D driven sell with sophisticated custom capabilities What DatesWeiser Brings to the Table › A like-minded, high quality contract brand › Potential as a skilled OEM to Knoll for complex custom furniture requirements › Strong management team and founder with close cultural alignment with Knoll

21© 2017 Knoll Inc. “Less is More” Bringing Lean to Knoll We are implementing a culture of continuous improvement Lean across Knoll › Driving out waste and inefficiency › Engaging our manufacturing associates › Process and productivity improvement Waste and Landfill Recycled Content Safety Incident Rate Lean Initiatives

22© 2017 Knoll Inc. $65.8 $75.5 $50 $60 $70 $80 1.67 1.37 0.0 1.0 2.0 3.0 $222 $220 $- $50 $100 $150 $200 $250 $300 $350 We have the financial resources to deliver on these strategic initiatives We have a $475M credit facility that runs into May 2019 Bank Net Leverage Ratio Q4 16 at 1.37:1 Positive free cash flow (1) Excludes outstanding letters of credit and guarantee obligations. (2) Bank Net Leverage Ratio is calculated by dividing (i) outstanding debt minus excess cash over $15.0 million by (ii) EBITDA (as defined in our credit facility) for the LTM, see page 30. (3) Includes $53.0M of discretionary payments to fund the pension plans, avoiding variable rate of insurance premiums. (4) Free Cash Flow is defined as net income, plus depreciation and amortization and non-cash stock compensation, less capital expenditures. For details of free cash flow calculation, see page 29. Capital Expenditures Bank Debt ($ in millions)(1) Bank Net Leverage Ratio(2) Bank Free Cash Flow ($ in millions)(4) We estimate 2017 capital expenditures will be in the $40-45 million dollar range as we continue to invest in our previously announced strategic initiatives. 2016 capital expenditures totaled $42.7 million. 32% 25% 4% 9% 26% 4% Technology Showrooms Europe Product Development Site Capacity All other (3)

23© 2017 Knoll Inc. $5.6 $9.0 $8.7 $5.5 $22.5 $22.7 $24.4 $29.2 2013 2014 2015 2016 ($ mi ll io n s) Dividends Shares Repurchases $28.2 $31.7 $33.1 $34.7 And we continue to return cash to shareholders through dividends and buybacks

24© 2017 Knoll Inc. Thank you for your interest as we continue to build out our singular brand and platform knoll.com

25© 2017 Knoll Inc. Reconciliation of Non-GAAP Results Office Studio Coverings Corporate Knoll Inc. Office Studio Coverings Corporate Knoll Inc. Operating Profit ($mm) 19.8$ 12.3$ (4.1)$ (6.2)$ 21.8$ 17.9$ 13.9$ 6.5$ (2.5)$ 35.8$ Add back (deduct): Intangible asset impairment charge - - 10.7 - 10.7 - - - - - Restructuring charges 0.5 - - - 0.5 - - - - - Seating Product Discontinuation 0.9 - - - 0.9 - - - - - Adjusted Operating Profit ($mm) 21.2$ 12.3$ 6.6$ (6.2)$ 33.9$ 17.9$ 13.9$ 6.5$ (2.5)$ 35.8$ Net Sales ($mm) 197.6$ 80.8$ 27.4$ -$ 305.7$ 180.9$ 83.4$ 28.5$ -$ 292.8$ Adjusted Operating Profit % 10.7% 15.2% 24.1% N/A 11.1% 9.9% 16.7% 22.7% N/A 12.2% Fourth Quarter, 2015 Fourth Quarter, 2016 Reconciliation of Non-GAAP Results- Operating Profit to Adjusted Operating Profit by Segment Office Studio Coverings Corporate Knoll Inc. Office Studio Coverings Corporate Knoll Inc. Operating Profit ($mm) 55.8$ 47.9$ 17.3$ (19.9)$ 101.1$ 73.9$ 53.4$ 26.0$ (16.9)$ 136.3$ Add back (deduct): Intangible asset impairment charge - - 10.7 - 10.7 - - - - - Restructuring charges 0 5 4 - 0 9 - - - - Seating Product Discontinuation 0.9 - - - 0.9 - - - - - Adjusted Operating Profit ($mm) 57.2$ 48.3$ 28.0$ (19.9)$ 113.5$ 73.9$ 53.4$ 26.0$ (16.9)$ 136.3$ Net Sales ($mm) 686.9$ 303.8$ 113.7$ -$ 1,104.4$ 731.3$ 323.4$ 109.5$ -$ 1,164.3$ Adjusted Operating Profit % 8.3% 15.9% 24.6% N/A 10.3% 10.1% 16.5% 23.7% N/A 11.7% Reconciliation of Non-GAAP Results- Operating Profit to Adjusted Operating Profit by Segment Year Ended on December 31, 2015 Year Ended on December 31, 2016

26© 2017 Knoll Inc. 2013 2014 2015 2016 Knoll Inc. Gross Profit 280.3$ 371.7$ 412.1$ 446.0$ Add back: Seating product discontinuation charge - - 0.9 - Adjusted Gross Profit 280.3$ 371.7$ 413.0$ 446.0$ Net Sales 862.3$ 1,050.3$ 1,104.4$ 1,164.3$ Adjusted Gross Profit % 32.5% 35.4% 37.4% 38.3% ($ in millions) Years Ended December 31, Reconciliation of Non-GAAP Results 2013 2014 2015 2016 Operating Profit ($mm) 41.4$ 76.8$ 101.0$ 136.3$ Add back (deduct): Intangible asset impairment charge 8.9 - 10.7 - Pension settlement and OPEB curtailment - 6.5 - - Restructuring charges 5.1 1.5 0.9 - Seating product discontinuation - - 0.9 - Acquisition expenses - 0.7 - - Remeasurement of FilzFelt Earn-out liability - 0.5 - - Adjusted Operating Profit 55.4$ 86.0$ 113.5$ 136.3$ Net Sales ($mm) 862.3$ 1,050.3$ 1,104.4$ 1,164.3$ Adjusted Operating Profit % 6.4% 8.2% 10.3% 11.7% Years Ended December 31,

27© 2017 Knoll Inc. 2013 2014 2015 2016 Earnings per Share - Diluted 0.49$ 0.97$ 1.36$ 1.68$ Add back (deduct): Intangible asset impairment charge 0.12 - 0.13 - Pension settlement and OPEB curtailment - 0.08 - - Restructuring charges 0.07 0.02 0.01 - Seating product discontinuation charge - - 0.01 - Acquisition expenses - 0.01 - - Adjusted Earnings per Share - Diluted 0.68$ 1.09$ 1.52$ 1.68$ a/ Results do not sum due to rounding Years Ended December 31, a/ a/ Reconciliation of Non-GAAP Results 2015 2016 2015 2016 Operating Expenses: ($mm) 92.6$ 75.6$ 311.1$ 309.7$ Deduct: Intangible asset impairment charge 10.7 - 10.7 - Restructuring charges 0.5 - 0.9 - Adjusted Operating Expenses 81.5$ 75.6$ 299.5$ 309.7$ (1) Results doesn't sum due to rounding Fourth Quarter Full Year (1)

28© 2017 Knoll Inc. Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Gross Profit ($mm) 114.4$ 107.7$ 114.1$ 112.8$ 111.3$ Add back (deduct): Seating product discontinuation charge 0.9 - - - - Adjusted Gross Profit 115.3$ 107.7$ 114.1$ 112.8$ 111.3$ Net Sales ($mm) 305.7$ 284.6$ 294.7$ 292.1$ 292.9$ Adjusted Gross Profit % 37.7% 37.9% 38.7% 38.6% 38.0% Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Operating Profit ($mm) 21.8$ 31.8$ 33.5$ 35.2$ 35.8$ dd back (deduct): Intangible asset impairment charge 10.7 - - - - Seating product discontinuation charge 0.9 - - - - Restructuring charges 0.5 - - - - Adjusted Operating Profit 33.9$ 31.8$ 33.5$ 35.2$ 35.8$ Net Sales ($mm) 305.7$ 284.6$ 294.7$ 292.1$ 292.9$ Adjusted Operating Profit % 11.1% 11.2% 11.4% 12.1% 12.2% Reconciliation of Non-GAAP Results

29© 2017 Knoll Inc. Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Earnings per Share - Diluted 0.28$ 0.36$ 0.44$ 0.44$ 0.44$ Add back (deduct): Intangible asset impairment charge 0.13 - - - - Seating product discontinuation charge 0.01 - - - - Restructuring 0.01 - - - - Adj. Earnings per Share - Diluted 0.43$ 0.36$ 0.44$ 0.44$ 0.44$ Reconciliation of Earnings per Share to Adjusted Earnings per Share Reconciliation of Non-GAAP Results 2015 2016 Net earnings 65,948$ 82,114$ Add: Depreciation 17,364 19,071 Amortization 3,915 3,954 Stock compensation 8,166 10,465 Less: Capital expenditures (29,610) (40,105) Free Cash Flow 65,783$ 75,499$ (in thousands) Bank Free Cash Flow

30© 2017 Knoll Inc. 12/31/13 12/31/14 12/31/15 12/31/16 Debt Levels (1) 178.8$ 275.5$ 238.7$ 231.8$ LTM Net Earnings ($mm) 23.2$ 46.6$ 66.0$ 82.1$ LTM Adjustments Interest 5.3 6.7 6.1 4.7 Taxes 15.7 29.2 37.5 45.4 Depreciation and Amortization 16.3 20.0 21.3 23.0 Non-cash Items and Other (2) 19.7 11.9 12.5 13.4 LTM Adjusted EBITDA 80.2$ 114.4$ 143.4$ 168.6$ Bank Leverage Calculation (3) 2.23 2.41 1.67 1.37 (1) - Outstanding debt levels include outstanding letters of credit and guarantee obligations. Excess cash over $15.0 million reduces outstanding debt per the terms of our credit facility, a copy of which was filed with the Securities and Exchange Commission on May 21, 2014. (2) - Non-cash and Other items include, but are not limited to, an intangible asset impairment charge, a pension settlement and other postretirement benefit curtailment, stock-based compensation expenses, unrealized gains and losses on foreign exchange, and restructuring charges. (3) - Debt divided by LTM Adjusted EBITDA, as calculated in accordance with our credit facility. Reconciliation of Non-GAAP Results 2015 2016 2015 20 6 Earnings ($mm) 21.3$ 21.4$ 66.0$ 82.1$ Adjustments Interest 1.5 1.2 6.1 4.7 Taxes 12.0 13.2 37.5 45.4 epreciation and Amortization 5.4 6.0 21.3 23.0 Non-cash Items and Other 1.0 3.0 12.5 13.4 Adjusted EBITDA 41.2$ 44.9$ 143.4$ 168.6$ (1) Results doesn't sum due to rounding Fourth Quarter Full Year (1)

31© 2017 Knoll Inc.